Exhibit 99.1

EngageSmart Announces First Quarter 2022 Results

Continued Business Momentum Drives First Quarter Revenue Growth of 42%

Company Raises Revenue Guidance

•
SMB Revenue up 56% fueled by new customer adds and expansion with existing customers
•
Enterprise Revenue up 28% driven by strong go-lives and high adoption rates

Boston, MA - May 5, 2022 - EngageSmart, Inc. (NYSE: ESMT), a leading provider of vertically tailored customer engagement software and integrated payments solutions, today reported financial results for the first quarter ended March 31, 2022.

"EngageSmart had an exceptionally strong start to fiscal year 2022, delivering yet another quarter of record revenue with 42% year-over-year total revenue growth”, said Bob Bennett, EngageSmart CEO. “We continued to see excellent traction in our vertically tailored SaaS solutions, which was driven by robust customer growth and retention. This is a testament to the strength of our business model and our market leadership position in customer engagement software and integrated payments."

“Businesses move to automation and self-service capabilities with EngageSmart because our digital solutions provide intuitive and frictionless consumer experiences, accelerate the adoption of modern self-service, and meet vertical-specific software needs,” stated Cassandra Hudson, EngageSmart CFO. “In the SMB segment, we delivered 56% year-over-year revenue growth, fueled by new customer adds and expansion with existing customers. We are tailoring our SimplePractice solution to suit our newer verticals and already are seeing strong uptake with speech-language pathologists, occupational therapists, and dietitians. In the Enterprise segment, revenue grew 28% year-over-year. We had a strong quarter with the number of new customers going live on our platform; and our focus on product innovation and improving the customer experience continues to drive high digital adoption rates. Looking ahead, we plan to capitalize on the strong demand for our solutions and the huge market opportunity before us to continue driving profitable growth.”

First Quarter 2022 Financial and Business Performance

•
Total Revenue increased 42% to $67.4 million compared to $47.4 million in the first quarter of 2021.
•
SMB Revenue increased 56% to $36.5 million compared to $23.3 million in the first quarter of 2021.
•
Enterprise Revenue increased 28% to $30.9 million compared to $24.1 million in the first quarter of 2021.
•
Gross Profit was $51.3 million, representing 76.2% gross margin, compared to $35.2 million, or 74.2% gross margin, for the first quarter of 2021. Adjusted Gross Profit was $53.0 million, representing 78.6% Adjusted Gross Profit Margin, compared to $36.8 million, or 77.6% Adjusted Gross Profit Margin, for the first quarter of 2021.1
•
Net Income was $2.1 million, representing 3.1% net income margin, in the first quarter of 2022, compared to net income of $0.5 million, or 1.0% net income margin, in the first quarter of 2021.
•
Adjusted EBITDA was $10.6 million, representing 15.7% Adjusted EBITDA Margin, compared to $7.9 million, or 16.7% Adjusted EBITDA Margin, for the first quarter of 2021.1

•
Cash and Cash Equivalents were $256.2 million as of March 31, 2022, compared to $254.3 million as of December 31, 2021.
•
Total Number of Customers increased by 32% to 87.8 thousand as of March 31, 2022, compared to 66.6 thousand as of March 31, 2021.
•
Total Transactions Processed increased 38% to 34.3 million compared to the 24.9 million in the first quarter of 2021.

____________________

1Reconciliations of GAAP to non-GAAP financial measures, including Adjusted Gross Profit, Adjusted Gross Profit Margin, Adjusted EBITDA, and Adjusted EBITDA Margin, as well as definitions for the non-GAAP financial measures included in this press release and the reasons for their use, are presented below.

Financial Outlook

	Q2'22	FY'22
	Guidance	Guidance
Revenue (in millions)	$69.0 - $70.5	$290.0 - $294.0
Adjusted EBITDA (in millions)	$8.9 - $9.6	$38.0 - $40.0

A reconciliation of Adjusted EBITDA guidance to net income (loss) on a forward-looking basis cannot be provided without unreasonable efforts, as we are unable to provide reconciling information with respect to interest expense, net, provision for (benefit from) income taxes, depreciation, amortization of intangible assets, transaction-related expenses, fair value adjustment of acquired deferred revenue, and stock-based compensation, all of which are adjustments to Adjusted EBITDA.

Webcast and Conference Call Information

EngageSmart, Inc. (NYSE: ESMT), a leading provider of vertically tailored customer engagement software and integrated payments solutions, will report first quarter 2022 financial results before the market opens on Thursday, May 5, 2022. Management will host a conference call to discuss the results at 8:30 a.m. ET.

The conference call will be webcast live on EngageSmart’s investor relations website at https://investors.engagesmart.com/events-and-presentations/events/. A replay will be available on the investor relations website following the call.

For investors and analysts wishing to participate in the call, the dial-in numbers are (866) 518-6930 for domestic callers and (203) 518-9822 for international callers. The conference ID is ENGAGESMART, and the program title is EngageSmart Q1 2022 Earnings Call.

About EngageSmart

EngageSmart (NYSE: ESMT) is a leading provider of vertically tailored customer engagement software and integrated payments solutions. At EngageSmart, our mission is to simplify customer and client engagement to allow our customers to focus resources on initiatives that improve their businesses and better serve their communities. We offer single instance, multi-tenant, true Software-as-a-Service (“SaaS”) vertical solutions, including SimplePractice, InvoiceCloud, HealthPay24 and DonorDrive, that are designed to simplify our customers’ engagement with their clients by driving digital adoption and self-service. As of March 31, 2022, EngageSmart serves more than 84,000 customers in the SMB Solutions segment and more than 3,100 customers in the Enterprise Solutions segment across several core verticals: Health & Wellness, Government, Utilities, Financial Services, Healthcare and Giving. Our SaaS solutions are purpose-built for each of our verticals, and they simplify and automate mission-critical workflows such as scheduling, client onboarding, client communication, paperless billing, and electronic payment processing. Our solutions transform our customers’ digital engagement and empower them to manage, improve, and grow their businesses. For more information, visit www.engagesmart.com and follow us on LinkedIn.

Forward-Looking Statements

Certain statements in this release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on current expectations and assumptions that are subject to risks and uncertainties. All statements contained in this news release that do not relate to matters of historical fact should be considered forward-looking statements, and are generally identified by words such as “expect,” “intend,” “anticipate,” “estimate,” “believe,” “future,” “could,” “should,” “plan,” “aim,” and other similar expressions. These forward-looking statements include, but are not limited to, statements regarding anticipated financial performance and financial position, including our financial outlook for the second quarter, full year 2022 and thereafter, and other statements that are not historical facts. These forward-looking statements are neither promises nor guarantees, but involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements for many reasons, including, but not limited to, the following: our inability to sustain our rapid growth; failure to manage our infrastructure to support our future growth; our risk management efforts not being effective to prevent fraudulent activities; inability to attract new customers or convert trial customers into paying customers; inability to introduce new features or services successfully or to enhance our solutions; declines in customer renewals or failure to convince customers to broaden their use of solutions; inability to achieve or sustain profitability; failure to adapt and respond effectively to rapidly changing technology, evolving industry standards and regulations and changing business needs, requirements or preferences; real or perceived errors, failures or bugs in our solutions; intense competition; lack of success in establishing, growing or maintaining strategic partnerships; fluctuations in quarterly operating results; future acquisitions and investments diverting management’s attention and difficulties associated with integrating such acquired businesses; general economic conditions (including inflation), both domestically and internationally, as well as economic conditions affecting industries in which our customers operate; concentration of revenue in our InvoiceCloud and SimplePractice solutions; COVID-19 pandemic and its impact on our employees, customers, partners, clients and other key stakeholders; legal and regulatory risks; and technology and intellectual property-related risks, among others.

Other important risk factors that could affect the outcome of the events set forth in these statements and that could affect the Company’s operating results and financial condition are discussed in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2021, as updated by our future filings with the Securities and Exchange Commission (“SEC”). Such statements are based on the Company’s beliefs and assumptions and on information currently available to the Company. The Company disclaims any obligation to publicly update or revise any such forward-looking statements as a result of developments occurring after the date of this document except as required by law.

Non-GAAP Financial Measures

This press release includes certain performance metrics and financial measures not based on GAAP, including Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Margin, and Non-GAAP Operating Expenses, as well as key business metrics, including total Number of Customers and total Transactions Processed. Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Margin, and Non-GAAP Operating Expenses are supplemental measures of our performance that are not required by, or presented in accordance with, GAAP and should not be considered as an alternative to net income, gross profit, and operating expenses or any other performance measure derived in accordance with GAAP.

We define Adjusted EBITDA as net income excluding interest expense, net; provision for income taxes; depreciation; and amortization of intangible assets, as further adjusted for transaction-related expenses, the fair value adjustment of acquired deferred revenue, and stock/equity-based compensation. We define Adjusted EBITDA Margin as Adjusted EBITDA divided by revenue plus the fair value adjustment of acquired deferred revenue.

We define Adjusted Gross Profit as gross profit as adjusted for the fair value adjustment of acquired deferred revenue, amortization of intangible assets, stock/equity-based compensation, and transaction-related expenses. We define Adjusted Gross Margin as Adjusted Gross Profit divided by revenue plus the fair value adjustment of acquired deferred revenue.

We define Non-GAAP Operating Expenses as GAAP operating expenses excluding stock/equity-based compensation and transaction-related expenses. We define Non-GAAP Operating Expenses as a percentage of revenue as Non-GAAP Operating Expenses divided by revenue plus the fair value adjustment of acquired deferred revenue.

We define Number of Customers as individuals or entities with whom we directly contract to use our solutions.

We define Transactions Processed as the number of accepted payment transactions, such as credit card and debit card transactions, automated clearing house (“ACH”) payments, emerging electronic payments, other communication, text messaging and interactive voice response transactions, and other payment transaction types, which are facilitated through our platform during a given period. We believe Transactions Processed is a key business metric for investors because it directly correlates with transaction and usage-based revenue. We use Transactions Processed to evaluate changes in transaction and usage-based revenue over time.

We caution investors that amounts presented in accordance with our definitions of Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Margin, and Non-GAAP Operating Expenses may not be comparable to similar measures disclosed by our competitors because not all companies and analysts calculate these non-GAAP financial measures in the same manner. We present these non-GAAP financial measures because we consider these metrics to be important supplemental measures of our performance and believe they are frequently used by securities analysts, investors, and other interested parties in the evaluation of companies in our industry. Management believes that investors’ understanding of our performance is enhanced by including these non-GAAP financial measures as a reasonable basis for comparing our ongoing results of operations.

Non-GAAP financial measures assist management in assessing operating performance by removing the impact of items not directly resulting from our core operations, to present operating results on a consistent basis. Management uses these non-GAAP financial measures for planning purposes, including the preparation of our internal annual operating budget and financial projections; to evaluate the performance and effectiveness of our operational strategies; and to evaluate our capacity to expand our business. These non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation, or as an alternative to, or a substitute for net income, gross profit, and operating expenses, or other financial statement data presented in accordance with GAAP in our consolidated financial statements.

Investor Relations:

Josh Schmidt
EngageSmart, Inc.
IR@engagesmart.com

Press:

Nicole Bestard

Quarter Horse PR
Engagesmart@qh-pr.com

EngageSmart, Inc.

Condensed Consolidated Statement of Operations

(Unaudited, in thousands, except share and per share amounts)

	Three Months Ended March 31,
	2022	2021
Revenue	$67,362	$47,424
Cost of revenue	16,039	12,220
Gross profit	51,323	35,204
Operating expenses:
General and administrative	13,287	7,655
Selling and marketing	22,664	15,045
Research and development	10,040	6,993
Contingent consideration expense	—	202
Amortization of intangible assets	2,362	2,362
Total operating expenses	48,353	32,257
Income from operations	2,970	2,947
Other income (expense), net:
Interest expense, including related party interest	(119)	(2,305)
Other income (expense), net	28	(42)
Total other income (expense), net	(91)	(2,347)
Income before income taxes	2,879	600
Provision for income taxes	820	115
Net income and comprehensive income	$2,059	$485
Net income per share:
Basic	$0.01	$0.00
Diluted	$0.01	$0.00
Weighted-average number of common shares outstanding:
Basic	162,143,171	147,698,362
Diluted	169,016,112	149,631,870

EngageSmart, Inc.

Condensed Consolidated Balance Sheets

(in thousands, except share and per share amounts)

	March 31, 2022	December 31, 2021
Assets	(unaudited)
Current assets:
Cash and cash equivalents	$256,190	$254,294
Accounts receivable, net of allowance for credit losses of $176 and $203 as of March 31, 2022 and December 31, 2021, respectively	9,854	10,266
Unbilled receivables	5,098	3,441
Prepaid expenses and other current assets	9,331	7,617
Total current assets	280,473	275,618
Operating lease right-of-use assets	30,257	—
Property and equipment, net	11,659	10,968
Goodwill	425,677	425,677
Acquired intangible assets, net	84,019	87,920
Other assets	4,163	3,811
Total assets	$836,248	$803,994
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$595	$2,090
Accrued expenses and other current liabilities	23,198	25,229
Contingent consideration liability	—	2,800
Deferred revenue	7,637	6,792
Operating lease liabilities	4,464	—
Total current liabilities	35,894	36,911
Long-term operating lease liabilities	30,979	—
Deferred income taxes	5,044	4,224
Deferred revenue, net of current portion	233	232
Other long-term liabilities	188	5,528
Total liabilities	72,338	46,895
Stockholders' equity:
Preferred stock, par value $0.001 per share, 10,000,000 shares authorized and no shares issued and outstanding as of March 31, 2022 and December 31, 2021	—	—
Common stock, par value $0.001 per share, 650,000,000 shares authorized and 162,434,392 and 161,860,980 shares issued and outstanding as of March 31, 2022 and December 31, 2021, respectively	162	162
Additional paid-in capital	791,795	787,043
Accumulated stockholders' deficit	(28,047)	(30,106)
Total stockholders’ equity	763,910	757,099
Total liabilities and stockholders’ equity	$836,248	$803,994

EngageSmart, Inc.

Condensed Consolidated Statements of Cash Flows

(Unaudited, in thousands)

	Three Months Ended March 31,
	2022	2021
Cash flows from operating activities:
Net income	$2,059	$485
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	4,641	4,349
Stock/equity-based compensation expense	2,987	222
Contingent consideration expense	—	202
Non-cash operating lease expense	1,135	—
Deferred income taxes	820	115
Non-cash interest expense	58	1,059
Changes in operating assets and liabilities:
Prepaid expenses and other current assets	(1,714)	(1,277)
Accounts receivable, net	412	531
Unbilled receivables	(1,657)	(984)
Other assets	(410)	(104)
Accounts payable	(1,415)	(259)
Accrued expenses and other current liabilities	(3,385)	(15)
Deferred revenue	846	642
Operating lease liabilities	(1,662)	—
Other long-term liabilities	26	12
Net cash provided by operating activities	2,741	4,978
Cash flows from investing activities:
Purchases of property and equipment, including costs capitalized for development of internal-use software	(1,509)	(1,313)
Net cash used in investing activities	(1,509)	(1,313)
Cash flows from financing activities:
Payment of debt issuance costs	(23)	—
Payments of related party notes	—	(5,900)
Payments of contingent consideration	(1,066)	—
Proceeds from exercise of stock/equity-based options	1,897	552
Payments of taxes related to net share settlement of equity awards	(132)	—
Payment of initial public offering costs	(12)	—
Net cash provided by (used in) financing activities	664	(5,348)
Net increase (decrease) in cash, cash equivalents and restricted cash	1,896	(1,683)
Cash, cash equivalents and restricted cash at beginning of period	254,594	29,650
Cash, cash equivalents and restricted cash at end of period	$256,490	$27,967
Reconciliation of cash, cash equivalents, and restricted cash:
Cash and cash equivalents	$256,190	$27,667
Restricted cash within other assets	300	300
Total cash, cash equivalents, and restricted cash	$256,490	$27,967

EngageSmart, Inc.

Reconciliation of GAAP to Non-GAAP Measures

(Unaudited)

Reconciliation of GAAP Net Income to Adjusted EBITDA

	Three Months Ended March 31,
	2022	2021
	(in thousands, except percentages)
Net income	$2,059	$485
Net income margin	3.1%	1.0%
Adjustments:
Provision for income taxes	820	115
Interest expense, net	88	2,305
Amortization of intangible assets	3,901	3,900
Depreciation	740	449
Fair value adjustment of acquired deferred revenue	—	59
Stock/equity-based compensation	2,987	222
Transaction-related expense	(38)	384
Adjusted EBITDA	$10,557	$7,919
Adjusted EBITDA Margin	15.7%	16.7%

Reconciliation of GAAP Gross Profit to Adjusted Gross Profit

	Three Months Ended March 31,
	2022	2021
	(in thousands, except percentages)
Gross profit	$51,323	$35,204
Gross margin	76.2%	74.2%
Adjustments:
Fair value adjustment of acquired deferred revenue	—	59
Amortization of intangible assets	1,539	1,538
Stock/equity-based compensation	108	4
Transaction-related expense	—	27
Adjusted Gross Profit	$52,970	$36,832
Adjusted Gross Margin	78.6%	77.6%

Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses

	Three Months Ended March 31,
	2022	2021
	(in thousands, except percentages)
General and administrative expenses	$13,287	$7,655
General and administrative as a percentage of revenue	19.7%	16.1%
Less:
Stock/equity-based compensation	(2,319)	(184)
Transaction-related expense	38	(146)
Non-GAAP general and administrative expenses	$11,006	$7,325
Non-GAAP general and administrative as a percentage of revenue	16.3%	15.4%

Selling and marketing expenses	$22,664	$15,045
Selling and marketing as a percentage of revenue	33.6%	31.7%
Less:
Stock/equity-based compensation	(403)	(23)
Non-GAAP selling and marketing expenses	$22,261	$15,022
Non-GAAP selling and marketing as a percentage of revenue	33.0%	31.6%

Research and development expenses	$10,040	$6,993
Research and development as a percentage of revenue	14.9%	14.7%
Less:
Stock/equity-based compensation	(157)	(11)
Transaction-related expense	—	(9)
Non-GAAP research and development expenses	$9,883	$6,973
Non-GAAP research and development as a percentage of revenue	14.7%	14.7%

Disaggregated Revenue

	Three Months Ended March 31,
	2022	2021
	(in thousands)
Enterprise Solutions
Transaction and usage-based	$28,319	$21,611
Subscription	2,081	1,827
Other	460	641
Total Enterprise Solutions revenue	30,860	24,079
SMB Solutions
Transaction and usage-based	11,027	7,140
Subscription	25,052	16,010
Other	423	195
Total SMB Solutions revenue	36,502	23,345
Total revenue	$67,362	$47,424